Report of Independent
Registered Public Accounting Firm

To the Shareholders
and Board of Directors of
Federated Investment Series
Funds, Inc.:

In planning and
performing our
audit of the financial
statements of Federated Bond Fund (the
sole portfolio
comprising Federated
Investment Series Funds, Inc.)
(the "Fund") as of and for the
year ended November 30, 2008,
in accordance with the standards
of the Public Company
Accounting Oversight Board
(United States), we considered
the Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our
auditing procedures for the
purpose of expressing our opinion
on the financial statements and
to
comply with the requirements
of Form N-SAR, but not for the
purpose of expressing an opinion
on the effectiveness of the
Fund's internal control over
financial reporting.  Accordingly,
we
express no such opinion.

The management of the Fund is
responsible for establishing
and maintaining effective internal
control over financial reporting.
In fulfilling this responsibility,
 estimates and judgments by
management are required to assess
the expected benefits and related
costs of controls. A
company's internal control over
financial reporting is a process
designed to provide reasonable
assurance regarding the reliability
of financial reporting and the
preparation of financial
statements for external purposes
in accordance with generally
accepted accounting principles.
 A
company's internal control over
financial reporting includes
those policies and procedures that
(1)
pertain to the maintenance of
records that, in reasonable detail,
accurately and fairly reflect the
transactions and dispositions
of the assets of the company;
(2) provide reasonable assurance
that
transactions are recorded as
necessary to permit preparation
 of financial statements in
accordance
with generally accepted accounting
principles, and that receipts and
expenditures of the company
are being made only in accordance
with authorizations of management
and directors of the
company; and (3) provide
reasonable assurance regarding
prevention or timely detection of
unauthorized acquisition,
use or disposition of a company's
assets that could have a material
effect on the financial statements.

Because of its inherent limitations,
internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation of
effectiveness to future periods are
subject to the risk that controls
may become inadequate because of
changes in conditions, or that
the degree of compliance with the
polices or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
detect misstatements on a timely basis.
 A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
 over financial reporting, such that
there is a reasonable possibility
that a material misstatement of
the Funds' annual or interim
financial statements will not be
prevented or detected on a timely
basis.

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
paragraph and would not
necessarily disclose all
deficiencies in
internal control that might
be material weaknesses under
standards established by the
Public
Company Accounting Oversight
Board (United States).
However, we noted no deficiencies
 in
the Fund's internal control
over financial reporting
and its operation, including
controls over
safeguarding securities,
that we consider to be a
material weakness as defined
above as of
November 30, 2008.

This report is intended
solely for the information
and use of management and
the Board of
Directors of the Fund and
the Securities and Exchange
Commission and is not intended
to be and
should not be used by anyone
other than these specified parties.



								ERNST & YOUNG LLP


Boston, Massachusetts
January 16, 2009